Exhibit 99.2

11-Nov-2021

Archer Aviation, Inc. (ACHR)

Q3 2021 Earnings Call

Total Pages: 14
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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

CORPORATE PARTICIPANTS

Andy Missan	Adam Goldstein
Chief Legal Officer, Archer Aviation, Inc.	Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Brett Adcock
Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.	Ben Lu
Chief Financial Officer, Archer Aviation, Inc.

OTHER PARTICIPANTS

Josh Sullivan	Andres Sheppard
Analyst, The Benchmark Co. LLC	Analyst, Credit Suisse Securities (USA) LLC

David Zazula	Ronald J. Epstein
Analyst, Barclays Capital, Inc.	Analyst, BofA Securities, Inc.

MANAGEMENT DISCUSSION SECTION

Operator: Hello and welcome to the Archer's Third Quarter 2021 Earnings Call. My name is Breta and I'll be today's call operator. Following the presentation today, we will have a Q&A session. [Operator Instructions]

I will now turn the call over to Archer's Chief Legal Officer, Andy Missan. So, Andy, please go ahead.

Andy Missan

Chief Legal Officer, Archer Aviation, Inc.

Hello, everyone, and welcome to Archer's third quarter 2021 financial results conference call. I'm Andy Missan, Archer's Chief Legal Officer. Joining me on today's call are Archer's Co-Founders and Co-CEOs, Brett Adcock and Adam Goldstein, as well as our CFO, Ben Lu. We posted a Shareholder Letter detailing our Q3 financial results and business overview on our IR website. This call is being recorded and an archive will be available on our IR website.

Before we begin, I would like to remind everyone that during today's call, we will make forward-looking statements. These forward-looking statements is subject to risks and uncertainties that could cause actual events or actual future results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties are described in the Risk Factors section of our filings with the Securities and Exchange Commission, including in our proxy statement/prospectus filed with the SEC pursuant to Rule 424(b)(3) under the Securities Act of 1933 on October 26, 2021. Except as required by law, Archer disclaims any obligation to update or make revisions to such forward-looking statements.

Also, please note that on this call, certain financial measures are presented on a non-GAAP basis. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in our Shareholder Letter posted on our IR website. We will begin with commentary and then we'll open up the call to questions.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

And with that, I'd like to turn over the call to Brett Adcock. Brett?

Brett Adcock

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Thanks, Andy. We are pleased to be speaking with you today during our first earnings call as a public company. Earlier today, we released a Shareholder Letter that provides a more detailed update on Archer, including our vision and market, our 2021 milestones so far, our 3Q financials, our financial outlook for 4Q, and our business outlook for the coming years. We encourage everyone to review this letter. Our goal was to be highly specific with our accomplishments and future plans, and we will use this Shareholder Letter as a vehicle for getting this information out to the world. We will not repeat the entirety of the Shareholder Letter on this call, but we will summarize some of the key highlights.

When we started this company, we wanted to tackle two important problems. The first is helping the world move to a sustainable form of transportation. Over the next several decades, a majority of all transportation will move to electric, which we hope to be a contributor to. The second is a way to reduce traffic congestion inside of cities where today half of the world lives.

Every day in the US, there are more than a billion trips that are contributing to air pollution and people spend approximately one hour per day behind the wheel. In order to help this traffic problem, you have to use the Z-axis, meaning you have to either travel above or below the ground. We believe a 3D aerial transportation service above ground is the answer. Archer has developed plans that demonstrate the technology is here today to make this work, and we believe we'll be one of the first eVTOL manufacturers to achieve FAA type certification.

Archer's near-term focus is on designing, certifying and manufacturing an eVTOL aircraft. That aircraft will unlock a diversified business model across both consumer and commercial categories. Our core focus is to design an incredible transportation service for the masses. We will operate these aircrafts ourselves over on Archer network to move people quickly and safely in and around cities.

On the commercial side, we have Archer Direct, where we will sell aircraft directly to large operators. Archer Direct will help accelerate our mission of advancing the benefits of sustainable air mobility and provide diversity to our revenue and timing of cash flows.

With that, I'll pass it over to Adam to talk about some of our major accomplishments this year. Adam?

Adam Goldstein

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Thanks, Brett. Archer has had an exciting year so far with a lot of accomplishments. We closed our SPAC transaction, raising $858 million in gross proceeds and began trading as a public company on the New York Stock Exchange. We received our signed FAA G-1 Certification Basis, the first major step in the FAA certification process.

Our progress with the FAA is going well. We believe this positions Archer for being one of the first to market in the US. We assembled an outstanding board of directors and continue to hire some of the most talented people in the world for our industry. We secured and strengthened excellent relationships with global leaders and innovators, such as United Airlines, Stellantis, REEF, and the United States Air Force.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

On the partnership front earlier this year, we announced our agreement with United Airlines, who placed an order for $1 billion of our aircraft with an option for an additional $500 million of aircraft. In addition, United Airlines has already begun supporting us on our design process, pilot and maintenance crew training and helping us as we develop our go-to-market strategy for city launches.

Stellantis, another major partner, has played a critical role in Archer's progress in 2021. We are working to identify key commodities in our supply chain that Archer can access through this partnership, which we believe will be critical in our process to scale manufacturing. Stellantis is also playing a crucial role in helping us select and stand up our manufacturing plant.

In June of 2021, we unveiled to the world Maker, our full-scale eVTOL aircraft. We are pleased to announce that we have relocated Maker from our design and development facility to the hangar facility from which we will conduct our Maker test flights. The aircraft is currently undergoing preparations for its hover flight, which we anticipate will take place by the end of this year.

Next, we intend to unveil the first generation of our production aircraft in 2023. It will be a piloted aircraft that can carry up to four passengers. We recently completed our conceptual design review of this aircraft, and we're currently in the preliminary design stage of the aircraft development. Throughout the program, we will continue to work closely with the FAA in an effort to achieve certification as efficiently as possible. While we are very proud of our achievements to date, we recognize that we still face tough challenges ahead on our path to commercialization. However, we believe that if we continue our journey with this pace, purpose, talent and relentlessness, we will accomplish our mission and lead the world into the age of urban air mobility. We thank our shareholders, employees, business partners, advisors and our board of directors for all their contributions and support so far. In our Shareholder Letter, we have provided additional details on these updates and more, including forward-looking business guidance.

With that, I want to pass it over to Andy Missan, our Chief Legal Officer, for an update on the Wisk litigation.

Andy Missan

Chief Legal Officer, Archer Aviation, Inc.

Prior to joining Archer, I was the general counsel of Fitbit. During my tenure there, l led the litigation efforts in connection with Jawbone's trade secret litigation, which has a lot of similarities to what we're seeing in the Wisk litigation. We are very pleased with the progress of the Wisk litigation, significantly after extensive discovery as part of Wisk's motion for a preliminary injunction, Wisk has provided no evidence – not a single document, not a single witness – that we ever received or used any of Wisk's trade secrets.

Accordingly, on August 24, 2021, the court issued an order denying Wisk's motion for a preliminary injunction, concluding as follows: "Wisk mischaracterizes – really, invents – the evidence." And in another quote, the judge said, "Despite getting robust early discovery, including access to engineering documents, Wisk was not able to demonstrate that any of its particular trade secrets was misappropriated." The court's opinion reinforces what we've been saying all along that Wisk's claims are without merit and nothing more than an attempt to stifle competition.

We were also very pleased with the court's order on September 14, 2021 denying Wisk motion to dismiss our counterclaims for tortious interference, defamation, and unfair business practices. In denying Wisk's motion, the court found that, "Archer has presented sufficient evidence that it has a reasonable prospect of succeeding on the merits." We believe that these two court rulings on the underlying evidence put us in a very favorable position in litigation. We look forward to proceeding in court, both to defend ourselves against Wisk's claims and to hold Wisk accountable for its actions described in our counterclaims.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

With that, I will pass it over to Ben for an update on our Q3 financial results.

Ben Lu

Chief Financial Officer, Archer Aviation, Inc.

Thanks, Andy. I want to thank everyone for joining and listening to our first earnings call as a public company. As you've heard from Brett and Adam earlier, we are very excited about what we're building here and our ability to execute on that vision. We exited the quarter with $796 million in cash and cash equivalents. Our third quarter of capital expenditures were $1.1 million.

Our third quarter non-GAAP operating expense was $29 million, driven by investments across our engineering team and in our Maker aircraft, offset by lower marketing and legal costs. This resulted in an adjusted EBITDA loss of $28 million. Our third quarter GAAP operating expense was $176 million, which included stock-based compensation of $103 million reflecting the one-time investing of the first tranche of the founder grants resulting from the achievement of our first performance milestone. These grants are structured to align with maximizing shareholder interests through a significant stock price appreciation or achieving certain performance milestones.

Going forward, the stock-based compensation expense for these grants will be based on the likelihood of the vesting of the remaining three tranches. In the quarter, we recorded a non-cash warrant expense of $39 million related to the vesting of the second tranche of the United warrants. Recall that in our first quarter of 2021, we recorded a $78 million non-cash warrant expense [ph] type of (00:10:37) vesting of the first tranche of the United warrants. The remaining two tranches will be expensed as we receive the remaining milestones. We also recorded a non-cash warrant expense in the third quarter of nearly $6 million related to the vesting of certain tranches of the Stellantis warrants. The remaining tranches in these warrants will be expensed as we meet the remaining performance and time-based vesting criteria that underlie these warrants.

Now, in terms of our fourth quarter outlook, we anticipate total GAAP operating expense of $65 million to $70 million and non-GAAP operating expense of $35 million to $40 million. This reflects expected stock-based compensation and warrant expense of approximately $30 million as we record a larger than normal stock-based compensation expense in the fourth quarter to reflect restricted stock units and stock options that could only be granted to existing employees under an effective registration statement, which we expect to occur in the fourth quarter.

Now in summary, we're very excited about where we are and how far we have come along. There will be challenges ahead and we look forward to addressing them as we execute on our vision to bring sustainable urban air mobility to the masses. And with that, we're ready to begin the Q&A portion of today's call. Operator, please open up the line for questions.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

QUESTION AND ANSWER SECTION

Operator: Thank you. The question-and-answer session is now open. [Operator Instructions] The first question we have on the phone lines comes from Josh Sullivan of The Benchmark Company. So, Josh, please go ahead when you're ready.

Josh Sullivan	Q

Analyst, The Benchmark Co. LLC

Good evening. Can you hear me?

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Hello. Yes.

Josh Sullivan	Q

Analyst, The Benchmark Co. LLC

Just a question on the overall design thought process, with the G-1 Issue Paper established and now that you're in the process of finalizing the G-2 Paper with the FAA, how are you approaching the assembly of the second Maker? Is it an exact duplicate or has the G-2 process enhanced your design thoughts, I guess either on Maker or the preliminary thoughts on the four-passenger aircraft as well?

Brett Adcock	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yeah. Hey, this is Brett. Thanks for the answer, Josh, the question here. So as we look at our roadmap, [indiscernible] (00:12:59) kind of start it from the beginning to where we're headed. We've now have built [ph] seventh (00:13:04) generation subscale aircraft that have flown over 1,000 test hours.

We then developed Maker that we unveiled in June that just got shipped to our flight test facility last month. Maker is a full-scale electric vertical takeoff and landing demonstrator vehicle. We intend to use the vehicle to help accelerate our path of our production aircraft into market. So this aircraft is important as we're thinking about key underlying technologies that we're developing, the system architectures, and other related certification efforts.

As you mentioned, we're building two aircraft for Maker. And then in parallel to that over the last year, we've been designing our production aircraft. So this production aircraft is a piloted four-passenger aircraft that we intend to certify with the FAA and bring to market. The updates as it relates to the FAA progress, so the intake board process that we started early last year that we got through and the G-1 Certification and even the G-2 Means of Compliance work we're doing now are all for the production aircraft. So the Maker aircraft will stay in the same form it is now. I think we made a lot of the right decisions on that aircraft. We've learned a lot of great things that will help us influence and accelerate our production aircraft development plan and flight testing.

We plan for our production aircraft to get through the G-2 Certification Basis in 2022 this coming year. We plan to unveil that aircraft in 2023. The G-1 and G-2 process are fundamental here, as were our core thesis here at Archer is designing for certification and manufacturing. It's really important to get those steps right, so we're designing the right vehicle for the market with the FAA.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

Josh Sullivan	Q

Analyst, The Benchmark Co. LLC

Got it. Thanks for the detail there. Maybe a question on the demand side. The mobile booking system you guys are going to be launching in 2023. What are your current thoughts on the needed internal Archer fleet size to get to a critical scale just to make that booking system successful initially?

Brett Adcock	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yeah, it's a great question. At a very high level, this is what we get really excited about waking up every day. We get a chance to invent [indiscernible] (00:15:24) transform the way people fly every single day. We're going to do this under a FAA Part 135. As you mentioned, we plan to operate our own aircraft here. We're vertically integrating some of that traditional OEM work and some of those key technologies to build a really enhanced aircraft for our consumers.

We plan to operate this across basically a few core principles. The first is just making sure we can operate the aircraft really safely every day for consumers. These are a new type of electric aircraft. It's going to be really important for the folks maintaining them and operating that know how these aircraft function and how that need to be safe. We think we can build a great service for customers by doing this and ultimately we think we can build a really profitable business long term, and I think this is a very large business to be in.

We're going to build our own applications as it relates to the booking and check-in process for users to really make sure it's a really seamless experience for users and think through all the different underlying things around checking in and luggage and multi-modality of different trips of getting to and from where you're going.

We plan to release our mobile booking application app in 2023, and we plan to receive our Part 135 certificate as it relates to running these operations in 2024. We're putting out guidance in the near term that we will be targeting roughly 50% of our aircraft fleet through our Archer Direct platform, like partners such as United Airlines that we announced a commercial agreement with earlier this year. We plan to operate the other 50% in our own network in cities that we've announced, such as Los Angeles and Miami.

Josh Sullivan	Q

Analyst, The Benchmark Co. LLC

Got it. And then maybe just one final one for me, as far as expanding the head count to meet milestones, engineering certification, et cetera, do you think you're ahead of schedule or is the tight market just with the inflationary issues out here causing any hurdles for you?

Brett Adcock	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

It's definitely a really competitive market across areas such as [ph] all of the (00:17:25) traditional eVTOL development, commercial aerospace and even like the automotive or electrification side of things, it's a big push for us overall. One of the things that we're most proud about here as a team we've assembled, we've literally put together some of the best folks in the world, folks like Jeff Greenwood, which is the Chief Flight Test Pilot here at Archer, previously the Chief Test Pilot at Bell Helicopter. Our motor team is led by a group of folks that are ex-Lucid Motor leads or ex-Tesla Inverter leads. We have put together some of the best people in the world, and I think it really speaks to the attractiveness of the opportunity here at Archer.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

We have a chance to come in to a really interesting electrification design process to build a new type of transportation for folks that people get really excited about the overall mission of what we're doing. We're capitalized really well. We have good partners like United behind us, Stellantis and REEF, and we're making incredible progress on both our technology front in developing the right technologies, which we think are important to make this product work. And we're leading a lot of the – as of today, a lot of the certification work with the FAA, which is really important to get through that process to bring a product to market.

Josh Sullivan	Q

Analyst, The Benchmark Co. LLC

Great. Thanks for the time.

Operator: Thank you. The next question on the phone lines comes from David Zazula of Barclays. So, David, please go ahead.

David Zazula	Q

Analyst, Barclays Capital, Inc.

Hey, Brett, Adam, thanks for my questions. I guess first one up as far as the method of compliance and G-2 Certification that you guys are anticipating. I guess my understanding is it's difficult to, at least at this point, show kind of tangible progress towards that. But maybe talk a little bit about what you think about in terms of anything you might be able to share in the upcoming year as far as milestones. I think we run into investors that just can't believe that you guys, being relatively newer to the market, are able to achieve that certification so quickly. So I guess what should we be monitoring as we are looking at compliance in the upcoming year?

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yeah. Thanks, David. This is Adam. That's a really great question. I think I'll echo some of the points that Brett made as well on the team front. So Eric Wright, who's leading our certification effort, has a long history of certifying vehicles of a similar nature, and we have high confidence in our strategy as it relates to quickly moving through the certification process. As we have mentioned before, one of our core strategies here at Archer is really all about designing and really certifying and manufacturing an eVTOL aircraft. And so that's really been our philosophy from the very beginning.

And so our team really worked very tirelessly to achieve the G-1 Certification Basis. And we believe, to the best of our knowledge, we're one of only two companies in the world to have achieved this. And now that we have the aircraft certification requirements established, we've focused a lot of our efforts on this G-2 paper. And so, we are working on our Means of Compliance for the G-2 with the FAA, and we've been doing that really since earlier in this year. There're obviously some other steps that will come after that as it relates to compliance, ground testing and flight testing that we'll need to help achieve our type certificate in late 2024. But we're making considerable progress there.

I think the main reason we've been able to move so quickly here through the certification process has been we established really a core business model. We have designed a vehicle around that business model, so these 25 mile nominal mission trips that the vehicle can do back to back all throughout the day with minimal charging time on the ground and then we've reduced risk everywhere else possible across the aircraft. And that has enabled us to really just move super quickly through that. And I think throughout this year, you'll see evidence of that with some of our additional accomplishments that we have as it relates to the certification process.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

David Zazula	Q

Analyst, Barclays Capital, Inc.

Got it. And I guess, can you talk a little bit about how you think the design of your aircraft and keeping it more conceptual at this stage puts you in a good position to react and partner with the FAA during the certification process?

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yeah. So one of the things that we did was we really tried to focus on making sure we design from the very beginning a vehicle that could go through the FAA's process as smoothly as possible. So it's very tempting when you're building a new age tech company to add features that could be very value-enhancing, but also could add a significant amount of risk to the platform.

So, for example, a lot of groups asked us why we didn't put retractable landing gear onto the plane. We didn't do that because we felt it didn't buy its way onto the vehicle. That's a totally new system that would have to be put onto the vehicle and certified in a challenging – and we didn't feel like it helped increase our business case significantly enough to do that. So we reduced risk there.

One of the biggest struggles across the whole industry is going to be across weight and the weight of the aircraft. And so it's very tempting to go and use new types of materials out of manufacturing that can help reduce weight or that can help scale parts very, very quickly. But that's a new process that doesn't have a lot of history in making its way through the certification process. So we simplified our material selection and have really stuck with kind of core technologies that we know can be certified that we've high confidence can get through the process. And I think that's really helped just lead to our speed.

David Zazula	Q

Analyst, Barclays Capital, Inc.

Okay. If I could just squeeze one last one in for Ben, it seems like expenses are coming up a little bit in the fourth quarter relative to the third quarter. Can you maybe talk about what you're expecting to get, what new capabilities or expense line items that you're thinking about building out as you're maybe looking at facilities or other things to support the design of the aircraft? Thanks.

Ben Lu	A

Chief Financial Officer, Archer Aviation, Inc.

Yeah. Great. Thanks, David. So you saw that we are guiding our non-GAAP OpEx next quarter $35 million to $40 million. That is up from the $29 million this past quarter. We're obviously building and scaling a very big company and we're going to grow very quickly. So a lot of investments that we're making is across all the engineering, talent and the hiring across multiple disciplines from eVTOL, traditional aerospace as well as electric battery.

And I think Brett had named some of the key hires. And we'll continue to make some really important, strong additions to the team. We're also going to invest in obviously our vehicle into our R&D investment. So we're going to be basically scaling a business and a company that will be able to develop and design and commercialize an eVTOL aircraft.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

David Zazula	Q

Analyst, Barclays Capital, Inc.

Great. Thanks. Congrats on the first quarter.

Ben Lu	A

Chief Financial Officer, Archer Aviation, Inc.

Thanks, David.

Operator: Thank you, David. We now have Andres Sheppard of Cantor Fitzgerald. So, Andres, your line is open.

Andres Sheppard	Q

Analyst, Credit Suisse Securities (USA) LLC

Hey. Good afternoon, everyone.

Brett Adcock	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Good afternoon.

Andres Sheppard	Q

Analyst, Credit Suisse Securities (USA) LLC

Hey, congrats again on the first quarter. A lot of my questions have been answered, but maybe a couple of quick clarification questions, I just want to be sure I'm getting this right. So you are hoping or expecting to receive the G-2 Issue Paper in 2022 and then the type certification that's before the end of the year in 2024, correct?

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

That's correct.

Andres Sheppard	Q

Analyst, Credit Suisse Securities (USA) LLC

Okay, great. And then any sense – I see you noted you're in the final stages, but any sense on when you might finalize the manufacturing site?

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yeah. We haven't publicly guided to when we're going to put that out. What we have said is that we'll select the site and begin construction of the manufacturing facility in 2022. I will say that we've had considerable progress this year. We've also been working with Stellantis, one of our big OEM and supply chain partners, who has been assisting us in the manufacturing [indiscernible] (00:25:57) process that we've started in in basically every state here in the US. We're in the finishing stages of this whole entire plan. But we're making great progress. There's a lot of good areas that we've looked at kind of across the US, and we feel very comfortable in being able to hit this milestone next year.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

Andres Sheppard	Q

Analyst, Credit Suisse Securities (USA) LLC

Awesome. That's very helpful. And maybe one more for me and I realize I don't think you've disclosed this either so totally understand if you're not able to share, but any rough timeline on when you expect the second Maker to be kind of assembled and ready for test flights?

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yeah. It's a good question. We've started the assembly work on Maker 2, and we expect that to be rotated into flight testing in 2022. Maker 1, we'll continue to do flight tests starting here end of the year and all throughout 2022 as well. So we'll have two vehicles in operation able to do flight testing next year.

Andres Sheppard	Q

Analyst, Credit Suisse Securities (USA) LLC

Awesome. Thanks very much, guys, and again congrats on the quarter.

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Thanks.

Operator: Thank you. We now have [ph] Jacqueline Wu from Deutsche Bank. So, Jacqueline (00:27:13), please go ahead when you're ready.

Q

Hello. Can you hear me?

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yes, we can.

Q

Hello? Okay. Thanks. Good morning or [ph] good evening (00:27:23), everybody. So, this is [ph] Jacqueline Wu (00:27:25) from Deutsche Bank speaking on behalf of Edison Yu. So my question is, could you go over how much vertical integration you feel it's necessary to achieve the economic scale. Thank you.

Adam Goldstein	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Yes. Great question. So this really hits on some of our key enabling technologies that we're developing in-house, and I'll name a few here that we're spending a lot of time on that we think are really important to build a really viable aircraft and business here. The first is across the electric powertrain. So this encompasses electric motors and battery systems. The second is flight control software. The third is system simulation. The fourth is aircraft design, or eVTOL aircraft design to be specific, and lastly is manufacturing.

We think those areas here are really important to get right across this new type of aircraft that we bring to market. We've made considerable progress on these areas with the Maker aircraft that will begin the first hover test flights before end of year and then full cruise flights next year. And we're really spending a lot of time and money internally on getting these areas right.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

I touched a little bit on some of our electric powertrain work around battery systems, electric motors. We're making considerable progress here. There are no battery systems and motors today that you can purchase that are fully certified. We have very different requirements definition in automotive. So it's really important here to get these areas right as it relates to the performance the aircraft needs, to hopefully we build a really great business and low cost business for consumers, but also making sure we hit at the requirements that the FAA are imposing on us to bring a safe aircraft to market. Being able to get our G-1 Certification Basis approved this year really paves the work here for requirement setting. So we can build battery systems and motors to the right requirements the FAA has imposed on us. So we can bring a really safe aircraft to market.

Q

Thank you. That's pretty helpful. Congrats on the [indiscernible] (00:29:33). Thank you.

Operator: Thank you. We now have a question from [ph] Carl Summers of Glacier Capital. So (00:29:43), please go ahead.

Q

Hey, guys. Congrats on the business combination as well as continuing to build the team. Adam, I think you may have already touched on this, but my question is for the planes you plan to operate, I was hoping you could touch on what the range of your typical flight will be on a daily basis and how many times per day you think you can achieve that and then, more importantly, how these assumptions sort of led to your vehicle design. Thanks.

Brett Adcock	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Thanks, [ph] Carl (00:30:22). So when we took a step back and we looked at this industry, there's our belief that the bulk of the demand will be centered around urban air mobility missions and those are missions that are in and around cities where consumers, people are spending time on the ground typically 60 minutes, 75 minutes, 90 minutes. And we want to be able to replace those with missions that we can fly in 5 minutes, 10 minutes, 15 minutes. And we think that's where there's going to be a considerable amount of time.

And so when we looked at really the market, the bulk of that traffic that sits there today really is within 50 miles. And so we think the typical nominal mission that will be flying is around 25 miles. And so what we did was design a vehicle that could fly that mission, a typical 25 mile mission, back to back with minimum time on the ground, minimum time in charging so we could generate as many miles flown per day with as many passengers as possible.

And so that was really the key in terms of us designing our aircraft, picking the configuration we did, picking the payload that we did because we think that's where the bulk of the market's going to be. Again it's always very tempting to looking at going further and having the ability to travel far. But when you look at the demand, we think it really sits in that urban air mobility mission and that's where we really focused our efforts.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

Q

Thanks.

Operator: Thank you, [ph] Carl (00:31:55). We now have the final question on the phone lines from Ron Epstein of Bank of America. So, Ron, please go ahead when you're ready.

Ronald J. Epstein	Q

Analyst, BofA Securities, Inc.

Hey. Good afternoon, guys. Just wanted to maybe follow up on some of the supply chain stuff, have you guys made any announcement yet on who are going to be some of your outside suppliers, more specifically, the one you know I'm thinking about is how you're going to take care of flight control and flight control software? Given what the aircraft's going to do, the transition from vertical flight to horizontal flight, that can be a tricky thing. So I'm just wondering how you guys are thinking about that.

Brett Adcock	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Hey, Ron. It's Brett. No, it's a great question. It's something we think long and hard about internally. It's like what are the things that we need to be doing internally and what are the things that we can partner with great suppliers out there that do this really well here in our space today. We have numerous partners we've selected now for the aircraft across certain avionics and different systems that we'll continue to announce over the next couple of years.

We will also have the numerous areas that we feel like are really important, as discussed earlier, that require us to make investments in internally to do really well, areas like electric powertrain, some software system simulation aircraft design. On the flight control software itself, as you're right, it's one of the harder areas here to certify a fly-by-wire system. We have, we think, a really good grasp on what to do here. We haven't fully guided to exactly how we're going to do that.

Some of this is really, from a competitive perspective, really important for us to keep here in-house. The person leading our flight control system work is a person named Sergio Ferreira that recently ran this for Gulfstream's fly-by-wire program, the G650 most notably. So we have a really strong team here and we've been building the house to help lead this area of our certification and development items. And it's certainly going to be a really important focus item for us.

When we take a step back, we think some of the flight control system work and battery systems and electric motor side are some of the really important areas to really get right for this new type of aircraft to bring to market. And we're steadfast in making sure that we're highly disciplined and working with the right groups and doing the things right internally to bring an aircraft to market as soon as possible that hits our safety and costs and noise considerations.

Ronald J. Epstein	Q

Analyst, BofA Securities, Inc.

Great. Cool. Thank you very much.

Brett Adcock	A

Co-Founder, Co-Chairman & Co-Chief Executive Officer, Archer Aviation, Inc.

Thank you, Ron.

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Archer Aviation, Inc. (ACHR)
Q3 2021 Earnings Call	11-Nov-2021

Operator: Thank you. As we have no further questions in the line, I will conclude today's call. Thank you all for joining. You may now disconnect your lines.

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